Standby servicing agreement

                                SMHL Programme

                      Perpetual Trustees Nominees Limited
                              ABN 99 000 341 533

                     Perpetual Trustees Australia Limited
                              ABN 86 000 431 827

                        ME Portfolio Management Limited
                              ABN 79 005 964 134

                                      and

                          Members Equity Pty Limited
                              ABN 56 070 887 679




                                   FREEHILLS

                                   MLC Centre Martin Place Sydney NSW 2000
                                   Australia Telephone 61 2 9225 5000 Facsimile
                                   61 2 9322 4000 www.freehills.com.au DX361
                                   Sydney

                                   SYDNEY MELBOURNE PERTH CANBERRA BRISBANE
                                   HANOI HO CHI MINH CITY Correspondent Offices
                                   JAKARTA KUALA LUMPUR SINGAPORE

                                   Liability limited by the Solicitors'
                                   Limitation of Liability Scheme, approved under the Professional Standards Act 1994
                                   (NSW)

                                   Reference PJSR:FW:25F

TABLE OF CONTENTS

Clause                                                     Page

1        Interpretation                                     1

         1.1      Definitions                               1
         1.2      Incorporated Definitions                  2
         1.3      Interpretation                            2

2        Appointment and term                               3

         2.1      Appointment                               3
         2.2      Term                                      3
         2.3      Deemed party and modifications            3

3        Termination                                        4

         3.1      Back Up Servicer termination              4
         3.2      Remuneration upon termination             4

4        Obligations                                        4

         4.1      Notice of retirement                      4
         4.2      Provision of information                  4
         4.3      Co-operation of Asset Manager             4

5        Undertakings and warranties                        5

         5.1      Back Up Servicer Obligations              5
         5.2      Warranties                                5

6        Indemnity                                          5

         6.2      Continuing indemnity                      5

7        Liability of the Back Up Servicer                  5

         7.1      Liability of the Back Up Servicer         5
         7.2      Reliance by Back Up Servicer              6

8        Remuneration and expenses                          6

9        General                                            6

         9.1      Legal costs                               6
         9.2      Waiver and exercise of rights             7
         9.3      Severability of provisions                7
         9.4      Time of the essence                       7
         9.5      Rights cumulative                         7
         9.6      Consents                                  7
         9.7      Further steps                             7
         9.8      Governing law                             7
         9.9      Jurisdiction                              7
         9.10     Assignment                                8
         9.11     Liability                                 8
         9.12     Counterparts                              8
         9.13     Entire understanding                      8
         9.14     Relationship of parties                   8
         9.15     Supervening legislation                   8

10       GST                                                9

         10.1     Definitions                               9
         10.2     Sums exclude GST                          9
         10.3     Reduction of other taxes                  9
         10.4     Responsibility for GST                    9
         10.5     Reimbursement of expenses                 9
         10.6     Tax invoice                              10
         10.7     Adjustment                               10

11       Confidentiality                                   10

12       Amendments                                        10

         12.1     Without consent                          10
         12.2     With consent                             11
         12.3     Copies of amendments                     11

13       Notices                                           11

14       Limitation of liability                           12

         14.1     General                                  12

This agreement

         is made on 7 August 2001 between the following parties:

         1. Perpetual Trustees Nominees Limited ABN 99 000 341 533 of Level 7, 39 Hunter Street, Sydney, NSW 2000 (Back Up Servicer)

         2. Perpetual Trustees Australia Limited ABN 86 000 431 827 of Level 7, 39 Hunter Street, Sydney, NSW 2000 (Trustee)

         3. ME Portfolio Management Limited ABN 79 005 964 134 of Level 17, 360 Collins Street, Melbourne, Victoria (Trust Manager)

         4. Members Equity Pty Limited ABN 56 070 887 679 of Level 17, 360 Collins Street, Melbourne, Victoria (Asset Manager)

The parties agree

         in consideration of, among other things, the mutual promises contained in this agreement:

________________________________________________________________________________

1        Interpretation

         1.1      Definitions

         Banking Day means a day, other than a Saturday, Sunday or bank or public holiday, on which banks and financial institutions generally are open for business in Melbourne.

         Bondholder has the meaning given in the Trust Deed.

         Designated Rating Agency has the meaning given in the Trust Deed.

         Management Agreement means the Mortgage Origination and Management Agreement dated 4 July 1994 between the Trust Manager, the Asset Manager and the Trustee in relation to the Superannuation Members' Home Loans Trusts.

         Operative Date means the date as defined as such in a notice given by the Trust Manager or the Trustee (if directed by the Trust Manager) to the Back Up Servicer as contemplated by clause 2.1.

         Replacement Servicer means a person appointed by the Trust Manager to replace the Back Up Servicer as servicer of the assets subject to the Management Agreement.

         Term means the period commencing on the Operative Date under which the Back Up Servicer's appointment continues as contemplated by clause 2.2.

         Trust Deed means the Master Trust Deed dated 4 July 1994 between the Trust Manager and the Trustee.

         1.2      Incorporated Definitions

                  Unless the context otherwise requires terms defined in the Management Agreement have the same meaning when used in this agreement.

         1.3      Interpretation

                  In this agreement, the Recitals and Schedules, unless the context indicates a contrary intention:

                  (a) the expression "person" includes an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

                  (b) a reference to any party includes that party's executors, administrators,

                  (c) a reference herein to any legislation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

                  (d) the expression "corporation" means any body corporate wherever formed or incorporated, including without limiting the generality of the foregoing, any public authority or any instrumentality of the Crown in the right of any Australian Jurisdiction;

                  (e) the expression "certified" by a corporation or person means certified in writing by 2 Authorised Signatories of the corporation or by that person respectively and "certify" and like expressions shall be construed accordingly;

                  (f) words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

                  (g) headings are for convenience only and shall not affect the interpretation hereof;

                  (h) a reference to a clause or a Schedule is, respectively, a reference to a clause or Schedule of this agreement;

                  (i) where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

                  (j) where the day on or by which any sum is payable hereunder or any act, matter or thing is to be done is a day other than a Banking Day such sum shall be paid and such act, matter or thing shall be done on the next succeeding Banking Day;

                  (k) all accounting terms shall be interpreted in accordance with accounting standards under the Corporations Law and the Regulations and, where not inconsistent with those accounting standards and Regulations generally accepted principles and practices in Australia consistently applied by a body corporate or as between bodies corporate and over time;

                  (l)      a reference to a "month" is to a calender month; and

                  (m) a reference to any document is to such document as amended, varied, supplemented or novated from time to time.

_______________________________________________________________________________

2        Appointment and term

         2.1      Appointment

                  (a) Subject to clause 2.1(b), the Back Up Servicer upon receipt of a written notice from the Trust Manager requesting it to act as Mortgage Manager on the terms and conditions pursuant to the Management Agreement (other than clauses 4 and 10.1 of the Management Agreement), will do so from the Operative Date.

                  (b) The Trust Manager must not issue a notice in accordance with clause 2.1(a) unless the appointment of the Asset Manager is terminated in accordance with clause 14 of the Management Agreement and that termination is effective on the Operative Date.

                  (c) The Back Up Servicer must comply with any request made under clause 2.1(a) if and only if the Back Up Servicer is satisfied in its reasonable opinion that it has been or will be provided with access to all the data, systems and documentation that the Back Up Servicer believes necessary to perform its duties as servicer.

         2.2      Term

                  The appointment of the Back Up Servicer under clause 2.1(b) will continue until the earlier of:

                  (a)      the appointment of a Replacement Servicer;

                  (b) termination of its appointment in accordance with clause 14 of the Management Agreement; and

                  (c) termination of its appointment in accordance with clause 3 of this agreement.

         2.3      Deemed party and modifications

                  (a) The Back Up Servicer is deemed to be a party to the Management Agreement from the Operative Date until the end of the Term. Subject to clause 2.3(b), it will be bound by the terms of, and obliged to perform the duties of the Mortgage Manager under the Management Agreement.

                  (b) On and from the Operative Date and until the end of the term:

                           (1)      clauses 3.1(c), 4, 5.3(b), 9.1, 9.2, 10.1
                                    and 11 of the Management Agreement will be deemed to be deleted;

                           (2) in clause 10.3(a) the words "clauses 10.1 and" will be deemed to be deleted and replaced with "clause".

_______________________________________________________________________________

3        Termination

         3.1      Back Up Servicer termination

                  (a) Subject to clause 3.1(b) the Back Up Servicer or the Trust Manager may terminate this agreement by giving 3 months written notice to each other party to this agreement.

                  (b) This agreement may only be terminated in accordance with clause 3.1(a) if a replacement back up servicer is appointed and each Designated Rating Agency has confirmed in writing that such appointment will not have an adverse effect on the rating in respect of Bonds (as defined in the Trust Deed) issued by the Trustee as trustee of a Fund at the time of such appointment.

         3.2      Remuneration upon termination

                  On the date of termination of its appointment the Back Up Servicer is entitled to receive all fees payable to it that have accrued up to the date of termination. The Back Up Servicer is not entitled to any further compensation upon termination.

_______________________________________________________________________________

4        Obligations

         4.1      Notice of retirement

                  The Back Up Servicer may request a copy of the notice by which the Mortgage Manager was terminated under the Management Agreement and the Trust Manager will provide a copy of such notice upon such request.

         4.2      Provision of information

                  (a) The Asset Manager, from the Operative Date, will do all things necessary to deliver all the Records, all other books, documents, property and data relating to the Fund required to be delivered by it under the Management Agreement.

                  (b) The Trust Manager, from the Operative Date, must direct the Asset Manager to deliver all the Records, all other books, documents, property and data relating to the Fund.

                  (c) The Asset Manager and the Trust Manager must use their reasonable efforts to procure that the Back Up Servicer is provided with all the Records, all other books, documents, property and data referred to in clauses 4.2(a) and (b) as soon as practicable after the Operative Date.

         4.3      Co-operation of Asset Manager

                  The Asset Manager will co-operate fully with the Trustee, the Trust Manager and the Back Up Servicer in respect of any action required to be taken under this agreement.

_______________________________________________________________________________

5        Undertakings and warranties

         5.1      Back Up Servicer Obligations

                  The Back Up Servicer undertakes to comply with all the provisions of the Management Agreement, other than clauses 4 and 10.1.

         5.2      Warranties

                  (a) The Trust Manager and the Asset Manager repeat the representations and warranties contained in clause 10 (other than clause 10.1) of the Management Agreement in respect of this agreement.

                  (b) The Back Up Servicer on the date of this agreement and on the Operative Date makes the representations and warranties contained in clause 10 (other than clause 10.1) of the Management Agreement.

_______________________________________________________________________________

6        Indemnity

                  The Asset Manager must pay for all costs, charges and expenses incurred directly or indirectly at any time by the Back Up Servicer in connection with the preparation, negotiation, execution and, where applicable, stamping of this agreement and performance of obligations under it. This indemnity does not operate to the extent of any:

                  (a)      negligence, default or fraud by the Back Up
                           Servicer; or

                  (b) breach by the Back Up Servicer of this agreement or the Management Agreement.

         6.2      Continuing indemnity

                  The indemnity in clause 6.1 is a continuing indemnity and survives any termination of this agreement. The Back Up Servicer need not actually incur a liability before it is entitled to call upon a right of indemnity.

_______________________________________________________________________________

7        Liability of the Back Up Servicer

         7.1      Liability of the Back Up Servicer

                  The Back Up Servicer is not liable for, and the Asset Manager and the Trust Manager release and hold the Back Up Servicer harmless against:

                  (a)      any defect in the title to any asset of a Fund;

                  (b) acting in accordance with any request, direction or instruction given by the Asset Manager or the Trust Manager;

                  (c) any liability caused by the Back Up Servicer's reliance on any data or document supplied to it by the Asset Manager or the Trust Manager; and

                  (d) any inability to perform, or deficiency in performing the Back Up Servicer's duties and obligations as temporary Mortgage Manager caused or contributed to directly and indirectly by:

                           (1) the state of affairs of the Asset Manager, and its books and records; or

                           (2) the Back Up Servicer being unable to obtain data, information and documents of the Asset Manager or the Trust Manager or obtain access to the data, systems, documentation or personnel which are reasonably necessary for the Back Up Servicer to perform those duties and obligations, provided the Back Up Servicer acts in good faith in respect of the relevant matter or thing.

         7.2      Reliance by Back Up Servicer

                  The Back Up Servicer is in good faith, for any purpose and at any time, entitled to rely on, act upon, accept and regard as conclusive and sufficient (without being in any way bound to call for further evidence or information or being responsible for any loss that may be occasioned by such reliance, acceptance or regard) any of the following:

                  (a) any representation or warranty given by the Asset Manager or the Trust Manager; and

                  (b) any data, document, certificate or statements supplied by the Trust Manager or the Asset Manager or any officer, auditor or solicitor or either of them.

_______________________________________________________________________________

8        Remuneration and expenses

                  From the Operative Date, the Back Up Servicer will be entitled to receive the fee payable under clause 13 of the Management Agreement as far as they apply to the obligations of the Back Up Servicer contained in clause 5 of the Management Agreement.

_______________________________________________________________________________

9        General

         9.1      Legal costs

                  (a) Subject to clause 9.1(b) except as expressly stated otherwise in this agreement or the Trust Deed, each party must pay its own legal and other costs and expenses of negotiating, preparing, executing and performing its obligations under this agreement.

                  (b) The Trust Manager must pay or procure the payment for all costs, charges and expenses incurred directly or indirectly at any time by the Back Up Servicer in connection with the preparation, negotiation, execution and where applicable, stamping of this agreement and performance of obligations under it.

         9.2      Waiver and exercise of rights

                  (a) A single or partial exercise or waiver by a party of a right relating to this agreement does not prevent any other exercise of that right or the exercise of any other right.

                  (b) A party is not liable for any loss, cost or expense of any other party caused or contributed to by the waiver, exercise, attempted exercise, failure to exercise or delay in the exercise of a right.

         9.3      Severability of provisions

                  Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this agreement nor affecting the validity or enforceability of that provision in any other jurisdiction.

         9.4      Time of the essence

                  Time is of the essence in relation to any obligation of any party to this agreement to pay money.

         9.5      Rights cumulative

                  Except as expressly stated otherwise in this agreement, the rights of a party under this agreement are cumulative and are in addition to any other rights of that party.

         9.6      Consents

                  Except as expressly stated otherwise in this agreement, a party may conditionally or unconditionally give or withhold any consent to be given under this agreement and is not obliged to give its reasons for doing so.

         9.7      Further steps

                  Each party must promptly do whatever any other party reasonably requires of it to give effect to this agreement and to perform its obligations under it.

         9.8      Governing law

                  This agreement is governed by and is to be construed in accordance with the laws applicable in New South Wales.

         9.9      Jurisdiction

                  (a) Each party irrevocably and unconditionally submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts of the State of New South Wales with respect of any legal action or proceedings which may be brought at any time relating in any way to this agreement.

                  (b) Each party irrevocably waives any objection they may now or in the future have of any such action or proceeding and any claim they may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

         9.10     Assignment

                  (a) A party must not assign or deal with any right under this agreement without the prior written consent of the other parties.

                  (b) Any purported dealing in breach of this clause is of no effect.

         9.11     Liability

                  An obligation of two or more persons binds them separately and together.

         9.12     Counterparts

                  This agreement may consist of a number of counterparts and, if so, the counterparts taken together constitute one document.

         9.13     Entire understanding

                  (a) This agreement contains the entire understanding between the parties as to the subject matter of this agreement.

                  (b) All previous negotiations, understandings, representations, warranties, memoranda or commitments concerning the subject matter of this agreement are merged in and superseded by this agreement and are of no effect. No party is liable to any other party in respect of those matters.

                  (c) No oral explanation or information provided by any party to another:

                           (1) affects the meaning or interpretation of this agreement; or

                           (2) constitutes any collateral agreement, warranty or understanding between any of the parties.

         9.14     Relationship of parties

                  This agreement is not intended to create a partnership, joint venture or agency relationship between the parties.

         9.15     Supervening legislation

                  Any present or future legislation which operates:

                  (a) to lessen or vary in favour of any party any of its obligations in connection with this agreement; or

                  (b) to postpone, stay, suspend or curtail any rights of any party under this agreement;

                  is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

_______________________________________________________________________________

10       GST

         10.1     Definitions

                  In this clause 10 the expressions adjustment note, consideration, GST, input tax credit, supply, tax invoice, recipient and taxable supply have the meanings given to those expressions in the A New Tax System (Goods and Services Tax) Act 1999.

         10.2     Sums exclude GST

                  Unless otherwise expressly stated, all prices or other sums payable or consideration to be provided under this agreement are exclusive of GST.

         10.3     Reduction of other taxes

                  (a) If the introduction of GST is associated with the abolition or reduction of any tax, duty, excise or statutory charge which directly or indirectly affects the net dollar margin of a supplier in respect of any supply made under this agreement, the consideration (excluding GST) payable for the supply will be varied so that the supplier's net dollar margin in respect of the supply remains the same.

                  (b) If requested in writing, a supplier must provide reasonable evidence to demonstrate that it has complied with this clause 10.

         10.4     Responsibility for GST

                  (a) Despite any other provision in this agreement, if GST is imposed on any supply made under this agreement, the recipient must pay to the supplier an amount equal to the GST payable on the taxable supply.

                  (b) If the consideration for the taxable supply is varied under this clause 10, the GST must be calculated on the varied consideration.

                  (c) The recipient must pay the amount referred to in this clause 10 in addition to and at the same time as payment for the taxable supply is required to be made under this agreement.

         10.5     Reimbursement of expenses

                  If this agreement requires a party to reimburse any other party for any expense, loss or outgoing (reimbursable expense) incurred by another party, the amount required to be reimbursed by the first party will be the sum of:

                  (a) the amount of the reimbursable expense net of input tax credits (if any) to which the other party is entitled in respect of the reimbursable expense; and

                  (b) if the other party's recovery from the first party is a taxable supply, any GST payable in respect of that supply.

         10.6     Tax invoice

                  If a GST inclusive price is charged or varied under this agreement, the supplier must provide the recipient of the supply a valid tax invoice or adjustment note at or before the time of payment or variation.

         10.7     Adjustment

                  If the amount of GST paid or payable by the supplier on any supply made under this agreement differs from the amount of GST paid by the recipient, because the Commissioner of Taxation lawfully adjusts the value of the taxable supply for the purpose of calculating GST, then the amount of GST paid by the recipient will be adjusted accordingly by a further payment by the recipient to the supplier or the supplier to the recipient, as the case requires.

_______________________________________________________________________________

11       Confidentiality

         (a) Subject to clause 11(b), each party must keep confidential any information obtained concerning the affairs or assets of each other party and not use it for any purpose other than a purpose contemplated expressly by this agreement.

         (b)      A party may disclose any information:

                  (1) with the prior written consent or each other party (which consent shall not be unreasonably withheld or delayed);

                  (2) if it is required to do so by law, by any regulatory or governmental agency;

                  (3) if the information has come within the public domain, other than by a breach of this clause 11 by any party; and

                  (4)      to the party's banker or professional adviser.

_______________________________________________________________________________

12       Amendments

         12.1     Without consent

                  Subject to clause 12.2, the Trustee, the Trust Manager, the Asset Manager and the Back Up Servicer may by way of deed amend this agreement including this clause 12 if the amendment is:

                  (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

                  (b) necessary to comply with the provisions of any statute or regulation or with the requirements of any Government Agency;

                  (c) appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of any Government Agency; or

                  (d) in the opinion of the Trustee desirable to enable the provisions of this agreement to be administered.

         12.2     With consent

                  If in the reasonable opinion of the Trustee a proposed amendment to this agreement is likely to be prejudicial to the interests of Bondholders or a Class of Bondholders or the Beneficiaries (each a Relevant Party) of a Fund, the Trustee must obtain the prior consent of all Relevant Parties by Special Resolution in respect of the Bondholders or Class of Bondholders or the Beneficiaries.

         12.3     Copies of amendments

                  The Trust Manager shall provide a copy of all proposed amendments to this agreement in relation to a rated Fund to the Designated Rating Agency at least 5 Business Days prior to the amendment taking effect.

_______________________________________________________________________________

13       Notices

                  Every notice, certificate, request, direction, demand or other communication of any nature whatsoever required to be served, given or made under or arising from this agreement:

                  (a)      shall be in writing in order to be valid;

                  (b) shall be deemed to have been duly served, given or made in relation to a party if it is:

                           (1) delivered to the address of that party set out in sub-paragraph (e) (or other such address as may be notified in writing by that party to the other parties from time to time); or

                           (2) posted by prepaid registered post to such address; or

                           (3) sent by facsimile to the facsimile number set out in sub-paragraph (e) (or to such other number as may be notified in writing by that party to the other parties from time to time);

                  (c) shall be sufficient if executed by the party giving, serving or making the same or on its behalf by an Authorised Signatory of such party;

                  (d)      shall be deemed to be given, served or made:

                           (1) (in the case of prepaid registered post) within 2 Banking Days of posting;

                           (2) (in the case of facsimile) on receipt of a transmission report confirming successful transmission; and

                           (3)      (in the case of delivery by hand) on
                                    delivery;

                  (e) the addresses and facsimile numbers for service of notices as referred to in sub-paragraph (b) of this clause are as follows:

                           (1)      where the Trustee is the recipient:

                                    Level 7,
                                    39 Hunter Street,
                                    Sydney NSW 2000

                                    Facsimile:   (02) 9229 9009
                                    Attention:   Manager, Securitisation,

                           (2)      where the Trust Manager is the recipient:

                                    Level 17,
                                    360 Collins Street,
                                    Melbourne VIC 3000

                                    Facsimile:   (03) 9605 6200
                                    Attention:   Mr Paul Garvey

                           (3)      where the Asset Manager is the recipient:

                                    Level 17,
                                    360 Collins Street,
                                    Melbourne VIC 3000

                                    Facsimile:   (03) 9605 6200
                                    Attention:   Mr Nick Vamvakas

                           (4)      where the Back Up Servicer is the
                                    recipient:

                                    Level 7,
                                    39 Hunter Street,
                                    Sydney NSW 2000

                                    Facsimile:   (02) 9229 9009
                                    Attention:   Manager, Securitisation,

                  (f) Each party may from time to time change its particulars for service by notice to each other party.

_______________________________________________________________________________

14       Limitation of liability

         14.1     General

                  (a) This agreement applies to the Trustee only in its capacity as trustee of each Fund and in no other capacity. A liability incurred by the Trustee acting in its capacity as trustee of a Fund arising under or in connection with this agreement or a Fund is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the Assets of the relevant Fund out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this agreement or any other Transaction Document in relation to the relevant Fund and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or a Fund.

                  (b) The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the relevant Fund or seek the appointment of a receiver (except in relation to the Assets of that Fund), a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee (except in relation to the Assets of that Fund).

                  (c) The provisions of this clause 14.1 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under this agreement or any other Transaction Document in relation to the relevant Fund or by operation of law there is a reduction in the extent of the Trustee's fraud, negligence or breach of trust.

                  (d) It is acknowledged that the Trust Manager, Asset Manager and Back Up Servicer are responsible under this agreement and the other Transaction Documents in relation to the relevant Fund for performing a variety of obligations relating to each Fund. No act or omission of the Trustee (including any related failure to satisfy its obligations or breach of representation or warranty under this agreement) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of paragraph
                           (c) of this clause 14.1 to the extent to which the act or omission was caused or contributed to by any failure by the Trust Manager, the Asset Manager, Back Up Servicer or any other person to fulfil its obligations relating to the Fund or by any other act or omission of the Trust Manager, the Asset Manager, Back Up Servicer or any other person.

                  (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of paragraph (c) of this clause 14.1.

                  (f) The Trustee is not obliged to do or refrain from doing anything under this agreement (including incur any liability) unless the Trustee's liability is limited in the same manner as set out in paragraphs
                           (a) to (c) of this clause.

_______________________________________________________________________________

Executed as an agreement:


Signed for
Perpetual Trustees Nominees Limited
by its attorney in the presence of:


/s/ Lionel Keat Hock Koe                       /s/ Stacey Gray
----------------------------------------       ---------------------------------
Witness                                        Attorney


Lionel Keat Hock Koe                           Stacey Gray
----------------------------------------       ---------------------------------
Name (please print)                            Name (please print)



Signed for
Perpetual Trustees Australia Limited
by its attorney in the presence of:


/s/ Lionel Keat Hock Koe                       /s/ Stacey Gray
----------------------------------------       --------------------------------
Witness                                        Attorney


Lionel Keat Hock Koe                           Stacey Gray
----------------------------------------       --------------------------------
Name (please print)                            Name (please print)


Signed for
ME Portfolio Management Limited
by its attorney in the presence of:


/s/ Ewan MacDonald                             /s/ James Graham
----------------------------------------       --------------------------------
Witness                                        Attorney


Ewan MacDonald                                 James Graham
----------------------------------------       --------------------------------
Name (please print)                            Name (please print)

Signed for Members Equity Pty Limited
by its attorney in the presence of:


/s/ Ewan MacDonald                             /s/ James Graham
----------------------------------------       --------------------------------
Witness                                        Attorney


Ewan MacDonald                                 James Graham
----------------------------------------       --------------------------------
Name (please print)                            Name (please print)